UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional materials

☐	Soliciting Material Under Rule14a-12

NetREIT, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	No fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

June 12, 2015

Dear Stockholder,

Thank you for voting or authorizing a proxy to vote your shares at the Annual Stockholders Meeting of NetREIT, Inc. originally convened on June 12, 2015. Although over 97% of the votes that have been received to date have been cast in favor of all submitted proposals, unfortunately, a quorum was not present at the time of the Annual Meeting on June 12, 2015.

Thus at the originally scheduled June 12, 2015 meeting, the proxy holders voted on and approved a proposal to adjourn the meeting to July 29, 2015 at 8:30 a.m., in order to provide stockholders who had not voted with additional time to vote.

Since our records reflect that you have already voted, there is nothing else for you to do in advance of the July 29, 2015 Annual Stockholders Meeting. However, a previously submitted proxy may be revoked at any time before it is voted at the Annual Meeting by (i) delivering a proxy revocation or other duly executed proxy bearing a later date to the Corporate Secretary of NetREIT, Inc., (ii) by attending the Annual Meeting and voting in person or, (iii) by authorizing a proxy to vote via the Internet or by telephone as instructed.

We want to thank you again for voting and for your continued investment in NetREIT, Inc. A copy of the Notice of Stockholders Meeting is enclosed with this letter in accordance with Maryland law.

Sincerely,

Jack K. Heilbron

President & CEO

NetREIT, Inc.

June 12, 2015

Dear Stockholder,

Please be advised that a quorum was not present at the Annual Stockholders Meeting of NetREIT, Inc. originally convened on June 12, 2015. Although over 97% of the votes that have been received to date have been cast in favor of all submitted proposals, without a quorum, we were unable to hold the Annual Meeting as originally scheduled.

At the originally scheduled June 12, 2015 meeting, the proxy holders voted on and approved a proposal to adjourn the meeting to July 29, 2015, in order to provide stockholders who had not voted with additional time to vote. Unfortunately, rescheduling the Annual Stockholders Meeting will require that we spend additional funds to notify our stockholders and allow additional time to vote via Internet and telephone. Therefore, it is imperative that we receive your vote.

According to our records, your vote has not been received. Regardless of how many shares you own, your vote is extremely important and your shares cannot be voted unless you give your specific instructions. We ask that you please take a moment to authorize a proxy to vote today by following the telephone instructions at 1-800-690-6903 or the Internet instructions at www.proxyvote.com which are also contained with this notice, or by signing and returning the enclosed proxy card in the enclosed envelope.

A copy of the Notice of Stockholders Meeting is enclosed with this letter in accordance with Maryland law. If you have any questions, please feel free to contact us at 1-866-781-7721.

Sincerely,

Jack K. Heilbron,

President & CEO

NetREIT, Inc

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 29, 2015.
NETREIT, INC.
NETREIT, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717
M94724-P63479
You are receiving this communication because you hold
shares in the company named above.
This communication presents only an overview of the
more complete proxy materials that are available to you
on the Internet. You may view the proxy materials online
at www.proxyvote.com or easily request a paper copy
(see reverse side).
We encourage you to access and review all of the
important information contained in the proxy materials
before voting.
proxy See the materials reverse and side voting of this instructions. notice to obtain
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 31, 2015
Date: July 29, 2015 Time: 8:30 AM PDT Location: NetREIT, Inc.
1282 Pacific Oaks Place Escondido, CA 92029

How to Before Access the You Proxy Vote Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX ( located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 15, 2015 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box P63479 marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
- Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.
M94725 Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

To withhold authority to vote for any individual
Voting Items For Withhold For All nominee(s), mark “For All Except” and write the
All All Except
The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following:
1. Election of Directors ! ! !
Nominees
01) William H. Allen 05) Kenneth W. Elsberry 02) David T. Bruen 06) Jack K. Heilbron 03) Shirley Y. Bullard 07) Sumner J. Rollings 04) Larry G. Dubose 08) Thomas E. Schwartz
The Board of Directors recommends you vote FOR the following proposal: For Against Abstain
2. Ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent Registered Public ! ! ! Accounting Firm.
NOTE: To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or any adjournment or postponement thereof.
M94726-P63479

Non-Voting Items
Change of Address/Comments
Please print new address or comments in the box below.
Annual Meeting NETREIT, of INC. Stockholders This proxy is July solicited 29, 2015 by the 8:30 Board AM of Directors the The terms undersigned of each stockholder of which are of incorporated NetREIT, Inc. by , a reference, Maryland corporation, for the Annual hereby Meeting acknowledges of Stockholders receipt to of be the held Notice on Wednesday, of 2015 Annual July Meeting 29, 2015 of Stockholders at 8:30 a.m., Pacific and Proxy Daylight Statement, Time, at proxies 1282 and Pacific attorneys-in-fact, Oaks Place, Escondido, with full power California to each 92029, of substitution, telephone on (760) behalf 471-8536, and in the and name hereby of the appoints undersigned, Jack K. to Heilbron represent and the Kenneth undersigned W. Elsberry, at said Annual and each meeting of them, and as at any the reverse postponement side. or adjournment thereof, and to cast all votes that the undersigned would be entitled to cast if then and there personally present, on the matters set forth on
This discretion proxy of will said be proxies voted as on directed such other or, if matters no direction as may is properly indicated, come will before be voted the FOR meeting. all of the director nominees in Proposal 1 and FOR Proposal 2, and in the
Instead of mailing your proxy, you may choose to authorize a proxy to vote on the Internet or by telephone. Validation details including the Control Numbers are located on this form.
Please vote Immediately. Your vote is important.
P63479 Authorized Signatures—This section must be completed for your instructions to be executed.
- Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign M94727 personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature 1—(Please sign on line) Signature 2—(Joint Owners) Date—(Please print date)